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                    The Bank of New York Company, Inc.
                             One Wall Street
                        New York, New York 10286





                                                April 21, 2000



BECAUSE OF THE POSSIBILITY OF
DELAYS IN THE MAIL, PLEASE SIGN AND
RETURN THE ENCLOSED PROXY EVEN IF
YOU RETURNED THE ORIGINAL.

Dear Shareholder:

                               A REMINDER
                               ----------

      We have previously sent to you proxy material relating to the Annual Meeting of Shareholders to be held on Tuesday, May 9, 2000.

      According to our latest records, we have not as yet received your proxy for this meeting.

      Since the proposals to be voted on are particularly important, we urge you to give the proxy materials your immediate attention. Your signed proxy will be helpful, whether your holding is large or small. Please SIGN AND RETURN your proxy TODAY in the envelope provided or vote by telephone or internet.

      You can help the Company avoid further expense and delay by responding promptly.

      Thank you for your cooperation.

                                                Very truly yours,

                                                /s/ Patricia A. Bicket
                                                ----------------------
                                                  Patricia A. Bicket


                          PLEASE ACT PROMPTLY